SCHEDULE 14A

                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials

                      MUNICIPAL ADVANTAGE FUND INC. ("MAF")
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                (Name of Registrants as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[_]  Fee paid previously with preliminary materials:

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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount previously paid:

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2)   Form, Schedule or Registration Statement No.:

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3)   Filing Party:

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4)   Date Filed:

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

                          MUNICIPAL ADVANTAGE FUND INC.
                           1345 Avenue of the Americas
                            New York, New York 10105

                              ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              ---------------------

                                                                January 6, 2003

To the Stockholders:

      The Annual Meeting of Stockholders of Municipal Advantage Fund Inc. (the "Fund") will be held at 1345 Avenue of the Americas, New York, New York on the 49th floor, on Tuesday, February 11, 2003, at 12:30 p.m., for the purposes of considering and voting upon:

      1.    The election of director (Proposal 1).

      2.    Any other business that may properly come before the meeting.

      The close of business on December 20, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and the right to vote at the meeting.

                                        By Order of the Board of Directors,


                                        /s/ Newton B. Schott, Jr.

                                        Newton B. Schott, Jr.
                                        Executive Vice President &
                                        Secretary

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TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.
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

                      Instructions for Signing Proxy Cards

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

      3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                                  REGISTRATION

Corporate Accounts                                   Valid Signature
(1) ABC Corp. ....................................   ABC Corp. (by John Doe,
                                                       Treasurer)
(2) ABC Corp. ....................................   John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer ............   John Doe
(4) ABC Corp. Profit Sharing Plan ................   John Doe, Trustee

Trust Accounts
(1) ABC Trust ....................................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d/ 12/28/78 .........   Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust.
   f/b/o John B. Smith, Jr. UGMA .................   John B. Smith
(2) John B. Smith ................................   John B. Smith, Jr.,
                                                       Executor

                          MUNICIPAL ADVANTAGE FUND INC.
                           1345 Avenue of the Americas
                            New York, New York 10105

                              ---------------------

                                 PROXY STATEMENT

                              ---------------------

      This proxy statement is furnished in connection with a solicitation by the Board of Directors of Municipal Advantage Fund Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at 1345 Avenue of the Americas, New York, New York on the 49th floor, on Tuesday, February 11, 2003, at 12:30 p.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about January 6, 2003. The Fund's annual report containing financial statements for the fiscal year ended October 31, 2002 is available, free of charge, by contacting the Fund at the address listed above or by calling 1-800-331-1710. Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the Election of Director. The close of business on December 20, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 7,257,093 shares of Common Stock outstanding and 1,100 shares of Preferred Stock outstanding.

      In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal at their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund entitled to vote at the Annual Meeting.

      PIMCO Advisors Fund Management LLC ("PIMCO Advisors" or the "Investment Manager"), whose principal business address is 1345 Avenue of the Americas, New York, NY 10105, is the Fund's investment manager. OpCap Advisors LLC ("OpCap"), whose principal business address is 1345 Avenue of the Americas, New York, New York 10105, is the Fund's investment adviser.

                              Summary of Proposals

Proposal Class of Stockholder Solicited

      1.    Election of Director

                Raymond D. Horton         Holders of Preferred Stock
                                          and Common Stock

                        PROPOSAL 1: ELECTION OF DIRECTORS

      In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Annual Meeting, stockholders will be asked to elect one Class III Director to hold office until the 2006 Annual Meeting of Stockholders or thereafter when his successor is elected and qualified. The terms of office of the Class I and Class II Directors expire at the Annual Meetings of Stockholders in 2004 and 2005, respectively, or thereafter, in each case when their respective successors are elected and qualified. The staggered terms limits the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors. Under the Fund's Charter and the Investment Company Act of 1940, as amended ("1940 Act"), the holders of the shares of the Fund's Preferred Stock and Common Stock, voting together as a single class, will vote on whether to elect Mr. Horton as a director of the Fund. On December 17, 2002, Jeswald W. Salacuse resigned as a Director of the Fund and the number of Directors became fixed at four. Raymond D. Horton, previously a Class II Director, is replacing Jeswald W. Salacuse as the nominee for Class III Director at the 2003 Annual Meeting.

      The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominee listed below. The nominee has indicated that he will serve if elected, but if the nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with his/her judgment. Mr. Horton is currently a member of the Board of Directors of the Fund.

      The Directors, including the "Non-Interested" Directors, recommend that the Stockholders vote for the nominee for election of Director.

      The following table provides information concerning the nominee for election as a Class III Director:

                                                                                                   Number of
                                                                                                 Portfolios in          Other
                          Position(s)                                                              Fund Complex      Directorships
                             Held      Term of Office                                             Overseen by          Held by
Name,                     with Each     and Length of       Principal Occupation(s)                Director/          Director/
Address*, and Age            Fund       Time Served+        During the Past 5 Years                 Nominee            Nominee
-----------------------   ----------   --------------   --------------------------------------   ---------------    --------------
Independent Director**
Raymond D. Horton                         Since         Professor, Columbia University
Age: 63                  Director         1994          Graduate School of Business; Formerly,           1               None.

      The following table provides information concerning the Directors serving until the 2004 and 2005 Annual Meetings of Stockholders:

                                                                                                         Number of
                                                                                                       Portfolios in       Other
                        Position(s)                                                                     Fund Complex   Directorships
                            Held      Term of Office                                                    Overseen by       Held by
Name,                    with Each     and Length of               Principal Occupation(s)               Director/       Director/
Address*, and Age           Fund       Time Served+                During the Past 5 Years                Nominee         Nominee
----------------------  -----------  ----------------  ----------------------------------------------  -------------   -------------
Independent Directors**
Robert E. Connor       Director          Since         Trustee, Fixed Income SHares, PIMCO                   14            None.
Age: 68                                  2000          Corporate Income Fund, PIMCO Corporate
(Class I)                                              Opportunity Fund, PIMCO Municipal Income
                                                       Fund, PIMCO Municipal Income Fund II,
                                                       PIMCO Municipal Income Fund III, PIMCO
                                                       California Municipal Income Fund, PIMCO
                                                       California Municipal Income Fund II, PIMCO
                                                       California Municipal Income Fund III, PIMCO
                                                       New York Municipal Income Fund, PIMCO
                                                       New York Municipal Income Fund II, PIMCO
                                                       New York Municipal Income Fund III;
                                                       Corporate Affairs Consultant. Formerly, Senior
                                                       Vice President, Corporate Office, Salomon
                                                       Smith Barney Inc.

Wendy W. Luers         Director          Since         Founder and President, The Foundation for a            1            None.
Age: 62                                  2001          Civil Society, New York, Prague, Bratislava (a
(Class I)                                              non-profit foundation which sponsors various
                                                       organizations and programs in the Czech and
                                                       Slovak Republics).

Interested Director**
Stephen J. Treadway+   Director,         Since         Managing Director, Allianz Dresdner Asset             50            None.
2187 Atlantic Street   Chairman,         1997          Management of America L.P.; Managing
Stamford, CT 06902     Chairman of                     Director and Chief Executive Officer, PIMCO
Age: 55                the Board                       Advisors Fund Management LLC; Managing
(Class II)                                             Director and Chief Executive Officer, PIMCO
                                                       Advisors Distributors LLC; Trustee and
                                                       Chairman, PIMCO Funds: Multi-Manager
                                                       Series; Chairman, Fixed Income SHares;
                                                       Trustee, Chairman and President, OCC
                                                       Accumulation Trust; Director, Chairman and
                                                       President, OCC Cash Reserves, Inc.;
                                                       Chairman, PIMCO Municipal Income Fund III,
                                                       PIMCO California Municipal Income Fund III,
                                                       PIMCO New York Municipal Income Fund III,
                                                       PIMCO Corporate Opportunity Fund;
                                                       Chairman and Trustee, PIMCO Corporate
                                                       Income Fund, PIMCO Municipal Income
                                                       Fund, PIMCO Municipal Income Fund II,
                                                       PIMCO California Municipal Income Fund,
                                                       PIMCO California Municipal Income Fund II,
                                                       PIMCO New York Municipal Income Fund,
                                                       PIMCO New York Municipal Income Fund II.

------------
+ At each subsequent annual meeting of stockholders, directors shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders subsequent to their election or until their successor shall have been elected and shall have qualified, or until their death, or until they shall have resigned or have been removed as provided in the Fund's By-Laws, or as otherwise provided by statute or the Corporation's Charter.
* Unless otherwise indicated, the business address of the persons listed below is c/o PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.
** "Independent Directors" are those Directors who are not "interested persons," as defined in the 1940 Act, of the Funds. "Interested Directors" are those who are "interested persons" of the Funds.
+ Mr. Treadway is an "interested person" of the Fund due to his affiliation with the Investment Manager, as set forth above. Mr. Treadway's positions with affiliated persons of the Fund are set forth in the table above.

     The following table states the dollar range of equity securities beneficially owned as of December 18, 2002 by the Directors/nominee of the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Directors/nominee in the "family of investment companies" including the Fund.

                                                            Aggregate Dollar Range of Equity
                                                              Securities in All Registered
                                                             Investment Companies Overseen
                                 Dollar Range of Equity      by Director/Nominee in Family
Name of Director/Nominee         Securities in the Fund         of Investment Companies
-----------------------------   ------------------------   ---------------------------------
Independent Directors
Robert E. Connor ............             None.                          None.
Raymond D. Horton ...........             None.                          None.
Wendy W. Luers ..............             None.                          None.
Interested Director
Stephen J. Treadway .........             None.                          None.

      As of December 18, 2002, Directors and nominees who are Independent Directors and their immediately family members did not own securities of an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

      At December 18, 2002, Directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund. No person owned of record, or to the knowledge of management owned beneficially, more than 5% of the Fund's outstanding shares at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 6,757,411 shares of Common Stock equal to approximately 93% of the outstanding shares of Common Stock of the Fund and 1,100 shares of Preferred Stock equal to 100% of the outstanding shares of Preferred Stock of the Fund.

      Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Annual Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the Investment Manager during the past fiscal year. The following table provides information concerning the approximate compensation paid during the fiscal year ended October 31, 2002 to each Director of the Fund. Please note that the Fund does not provide any pension or retirement benefits to Directors. No compensation was paid during the fiscal year ended October 31, 2002 by the Fund to Mr. Treadway, who was a Director of the Fund during the period and an "interested person" as defined in the 1940 Act because of his relationship with the Investment Manager.

                                                                Total Compensation from the
                               Aggregate Compensation from     Fund and the Funds Advised by
                                 Fund for the Fiscal Year         PIMCO Advisors for the
Name of Director                 Ending October 31, 2002       Year Ended October 31, 2002*
---------------------------   -----------------------------   ------------------------------
Robert E. Connor ..........               $8,500                          $55,500
Raymond D. Horton .........               $7,800                          $ 7,800
Wendy W. Luers ............               $8,150                          $ 8,150

------------
* In addition to the Fund, during the fiscal year ended October 31, 2002, Mr. Connor served as a Trustee of one open-end investment company (consisting of two separate investment portfolios) advised by the Manager and eleven closed-end investment companies advised by the Investment Manager. These investment companies are considered to be in the same "Fund Complex" as the Funds.

      The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of the Fund, the Investment Manager, OpCap or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. Currently, Messrs. Connor, Horton and Ms. Luers are members of the Audit Committee. The Audit Committee convened twice during the fiscal year ended October 31, 2002. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent accountants might want to make in that connection. The Fund adopted an Audit Committee Charter in May 2000.

      The Audit Committee has received written disclosures and the letter required by Independence Standards Board No. 1 from PricewaterhouseCoopers LLP ("PwC"), the Fund's independent accountants, and has discussed with PwC its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC required to be discussed by Statements on Auditing Standards No. 61. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended October 31, 2002. A report of the Audit Committee, dated December 17, 2002, is attached to this proxy statement as Appendix A. The Fund has no nominating or compensation committees.


      During the fiscal year ended October 31, 2002, the Board of Directors met four times. Each Director attended at least 75% of the meetings of the Board or the Committee of the Board for which he or she was eligible.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Common Stock, the Fund's investment advisers and their respective directors and certain officers, to file reports of ownership and changes in ownership of the Fund's securities with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Investment Manager assumes responsibility for filing such reports and, due to an administrative error, reports were not filed on a timely basis for the Fund's investment advisers and affiliated persons of the investment advisers, none of whom own shares of the Fund's Common or Preferred Stock.

Required Vote

      The election of Raymond D. Horton as a director requires the affirmative vote of the holders of a plurality of the shares of the Common Stock and Preferred Stock of the Fund, voting together as a single class, present or represented by proxy at the Annual Meeting with a quorum present. For purposes of the election of director, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required.

Executive and Other Officers of the Fund

      The table below provides certain investment information concerning the executive officers of the Fund. Officers hold office at the pleasure of the Fund's Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of the Fund who are principals, officers, members or employees of PIMCO Advisors or OpCap are not compensated by the Fund. Unless otherwise noted, the address of all officers is c/o PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105. In addition to Mr. Treadway, the current executive officers of the Fund are:

                            Position (s)     Term of Office
                                Held         and Length of
Name, Address and Age        with Fund+       Time Served              Principal Occupation(s) During the Past 5 Years
----------------------  ------------------  ---------------  ------------------------------------------------------------------
Brian S. Shlissel       President & Chief        2002        Senior Vice President, PIMCO Advisors Fund Management LLC;
Age: 38                 Executive Officer                    Executive Vice President and Treasurer, OCC Accumulation Trust
                                              Treasurer,     and OCC Cash Reserves, Inc.; President and Chief Executive
                                               2000-2002     Officer, Fixed Income SHares, PIMCO Corporate Income Fund,
                                                             PIMCO Corporate Opportunity Fund, PIMCO Municipal Income
                                                             Fund, PIMCO Municipal Income Fund II, PIMCO Municipal
                                                             Income Fund III, PIMCO California Municipal Income Fund,
                                                             PIMCO California Municipal Income Fund II, PIMCO California
                                                             Municipal Income Fund III, PIMCO New York Municipal Income
                                                             Fund, PIMCO New York Municipal Income Fund II, PIMCO New
                                                             York Municipal Income Fund III;. Formerly, Vice President,
                                                             Mitchell Hutchins Asset Management Inc.

Matthew Greenwald         Executive Vice         1997        Senior Vice President of Oppenheimer Capital LLC; Vice President,
Age: 48                     President                        OCC Accumulation Trust and OCC Cash Reserves, Inc.

Newton B. Schott, Jr.     Executive Vice         2002        Managing Director, Chief Administrative Officer, Secretary and
2187 Atlantic Street       President &                       General Counsel, PIMCO Advisors Distributors LLC; Managing
Stamford, CT 06902          Secretary         President,     Director, Chief Legal Officer and Secretary, PIMCO Advisors
Age: 60                                        2001-2002     Fund Management LLC; President, Chief Executive Officer, and
                                                             Secretary, PIMCO Funds: Multi-Manager Series; Executive Vice
                                                             President and Secretary, PIMCO Corporate Income Fund,
                                                             PIMCO Corporate Opportunity Fund, PIMCO Municipal Income
                                                             Fund, PIMCO Municipal Income Fund II, PIMCO Municipal
                                                             Income Fund III, PIMCO California Municipal Income Fund,
                                                             PIMCO California Municipal Income Fund II, PIMCO California
                                                             Municipal Income Fund III, PIMCO New York Municipal
                                                             Income Fund, PIMCO New York Municipal Income Fund II,
                                                             PIMCO New York Municipal Income Fund III; Secretary, Fixed
                                                             Income SHares.

Lawrence G. Altadonna       Treasurer            2002        Vice President, PIMCO Advisors Fund Management LLC;
Age: 36                                                      Assistant Treasurer, OCC Accumulation Trust and OCC Cash
                                                             Reserves, Inc.; Treasurer, PIMCO Corporate Income Fund,
                                                             PIMCO Corporate Opportunity Fund, PIMCO Municipal Income
                                                             Fund, PIMCO Municipal Income Fund II, PIMCO Municipal
                                                             Income Fund III, PIMCO California Municipal Income Fund,
                                                             PIMCO California Municipal Income Fund II, PIMCO California
                                                             Municipal Income Fund III, PIMCO New York Municipal
                                                             Income Fund, PIMCO New York Municipal Income Fund II,
                                                             PIMCO New York Municipal Income Fund III, Fixed Income
                                                             SHares. Formerly, Director of Fund Administration, Prudential
                                                             Investments.

------------

+ Pursuant to the Fund's By-laws, officers shall be elected by the Board of Directors each year to hold office until the meeting of the Board following the next annual meeting of the stockholders and until his successor shall have been duly elected and shall have qualified, or until his death, or until he shall have resigned or have been removed.

                                 OTHER BUSINESS

      The Board of Directors of the Fund does not know of any other matter which may come before the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors of the Fund has selected PricewaterhouseCoopers LLP ("PwC") as independent accountants of the Fund for the fiscal year ending October 31, 2003. The appointment of independent accountants is approved annually by the Board of Directors. The Fund has been advised by PwC that at October 31, 2002, neither the firm nor any of its partners had any direct or material financial interest in the Fund. A representative of PwC will be available at the Annual Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

                      FEES PAID TO INDEPENDENT ACCOUNTANTS

      Audit Fees. The fees for the annual audit of the Fund's financial statements by PwC for the fiscal year ended October 31, 2002 were $26,000.

      Financial Information Systems Design and Implementation Fees. The aggregate fees billed for financial information systems design and implementation services rendered by PwC to the Fund, PIMCO Advisors, OpCap and entities controlled by or affiliated with PIMCO Advisors and OpCap that provided services to the Fund for the fiscal year ended October 31, 2002 were $0.

      All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax-related services rendered by PwC to the Fund, PIMCO Advisors, OpCap and entities controlled by or affiliated with PIMCO Advisors and OpCap that provided services to the Fund for the fiscal year ended October 31, 2002 were $46,000. The Audit Committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

      All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in the year 2004, must be received by the Fund (addressed to Municipal Advantage Fund Inc., 1345 Avenue of the Americas, New York, New York 10105) for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than September 8, 2003. The submission by a stockholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Fund's Bylaws. Any stockholder who desires to bring a proposal at the Fund's year 2004 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Municipal Advantage Fund Inc., 1345 Avenue of the Americas, New York, New York 10105) during the thirty-day period from November 28, 2003 to December 28, 2003.

                         EXPENSES OF PROXY SOLICITATION

      The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of PIMCO Advisors and OpCap or their respective affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. Georgeson Shareholder Communications Inc. will provide certain services in connection with the solicitation of proxies at a fee to be paid by the Fund and estimated at $1,500 plus disbursements.

January 6, 2003

                                                                       EXHIBIT A

                            Report of Audit Committee

                          of the Board of Directors of
                      Municipal Advantage Fund (the "Fund")

                             Dated December 17, 2002

      The Audit Committee (the "Committee") oversees the Fund's financial reporting process on behalf of the Board of Directors of the Fund (the "Board") and operates under a written Charter adopted by the Board. The Committee meets with the Fund's management ("Management") and independent public accountants and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee's and independent accountant's responsibilities, Management has advised that the Fund's financial statements for the fiscal year ended October 31, 2002 were prepared in conformity with the generally accepted accounting principles.

      The Committee has reviewed and discussed with Management and PricewaterhourseCoopers LLP ("PwC"), the Fund's independent public accountants, the audited financial statements for the fiscal year ended October 31, 2002. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial of emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters. With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the auditor's independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to PIMCO Advisors Fund Management LLC ("PFAM") and Allianz Dresdner Asset Management of America L.P. ("ADAM"), each of which served as the Fund's investment manager during portions of the last fiscal year, OpCap Advisors LLC ("OpCap"), the Fund's investment adviser and any entity controlling, controlled by or under common control with PFAM, ADAM or OpCap that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund's independent auditors, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

      Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended October 31, 2002 be included in the Fund's Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund's independent public accountants for the fiscal year ending October 31, 2003.

Submitted by the Audit Committee of the Board of Directors:

Robert E. Connor
Raymond D. Horton
Wendy W. Luers

                          MUNICIPAL ADVANTAGE FUND INC.
                                  COMMON STOCK

               ANNUAL MEETING OF STOCKHOLDERS -- FEBRUARY 11, 2003 This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Stephen Treadway, Newton B. Schott, Jr. and Brian S. Shlissel and each of them, as proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 1345 Avenue of the Americas, New York, New York 10105 on February 11, 2003, at 12:30 p.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and the accompanying Proxy Statement, and upon all other matters properly before said Meeting.

Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Proposal 1 (including the nominee for Director). Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE
ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.
--------------------------------------------------------------------------------

                                        ----------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

|X|  PLEASE MARK VOTES AS
     IN THIS EXAMPLE

===============================================
                                                     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1
        MUNICIPAL ADVANTAGE FUND INC.                          (INCLUDING THE NOMINEE FOR DIRECTOR).
===============================================
                                                                                       For the      With-
             COMMON STOCK                                                              Nominee      hold

Mark box at right if an address change or      |_|   1.  Election of Director.           |_|        |_|
comment has been noted on the reverse side
of this card

Mark box at right if you plan to attend        |_|                       Class III to serve
the meeting.                                                           until year 2006 Annual
                                                                      Meeting of Stockholders:

                                                                          Raymond D. Horton


                                                      2. Any other business that may properly come before the meeting.

                                                      --------------------------
Please be sure to sign and date this Proxy.           Date
--------------------------------------------------------------------------------

                Stockholder                        Co-owner sign
                sign here                          here
----------------           -----------------------              ----------------

                          MUNICIPAL ADVANTAGE FUND INC.
                                 PREFERRED STOCK

               ANNUAL MEETING OF STOCKHOLDERS -- FEBRUARY 11, 2003 This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Stephen Treadway, Newton B. Schott, Jr. and Brian S. Shlissel and each of them, as proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 1345 Avenue of the Americas, New York, New York 10105 on February 11, 2003, at 12:30 p.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and the accompanying Proxy Statement, and upon all other matters properly before said Meeting.

Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Proposal 1 (including the nominee for Director). Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.
--------------------------------------------------------------------------------

                                        ----------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

|X|  PLEASE MARK VOTES AS
     IN THIS EXAMPLE

===============================================
                                                     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1
        MUNICIPAL ADVANTAGE FUND INC.                          (INCLUDING THE NOMINEE FOR DIRECTOR).
===============================================
                                                                                       For the      With-
             PREFERRED STOCK                                                           Nominee      hold

Mark box at right if an address change or      |_|   1.  Election of Director.           |_|        |_|
comment has been noted on the reverse side
of this card

Mark box at right if you plan to attend        |_|                       Class III to serve
the meeting.                                                           until year 2006 Annual
                                                                      Meeting of Stockholders:

                                                                          Raymond D. Horton


                                                      2. Any other business that may properly come before the meeting.

                                                      --------------------------
Please be sure to sign and date this Proxy.           Date
--------------------------------------------------------------------------------

                Stockholder                        Co-owner sign
                sign here                          here
----------------           -----------------------              ----------------